Exhibit 99.1

FOUNTAIN POWERBOAT INDUSTRIES, INC., RECEIVES AUDIT OPINION

CONTAINING “GOING CONCERN” QUALIFICATION

WASHINGTON, NC - October 1, 2008 - In accordance with Section 610(b) of the American Stock Exchange Company Guide, Fountain Powerboat Industries, Inc. (AMEX:FPB) (the “Company”) today announced that the audit report of its independent registered public accounting firm, Gregory & Associates LLC, included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008, while expressing an unqualified opinion regarding the Company’s audited financial statements, identified matters which the audit report stated raised substantial doubt about the Company’s ability to continue as a going concern. The Company discussed its plans to address those matters in Note 15 to the financial statements included in the Form 10-K.

The Company’s announcement was required by the American Stock Exchange’s rules and does not represent any change or amendment to the Company’s fiscal 2008 financial statements or to its Annual Report on Form 10-K which was filed with the Securities and Exchange Commission on September 29, 2008.

About Fountain Powerboat Industries, Inc.

Fountain Powerboat Industries, Inc. has its executive offices and manufacturing facilities along the Pamlico River in Beaufort County, North Carolina. The Company, through its wholly owned subsidiary, Fountain Powerboats, Inc., designs, manufactures and sells offshore sport boats, sport fishing boats and express cruisers that target the segment of the recreational power boat market where speed, performance, safety and quality are the main criteria for purchase. These recreational boats are based upon an innovative, award-winning design enabling world class performance while using standard reliable power. There are currently 12 buildings located on 65 acres totaling over 237,000 square feet accommodating 40 to 45 boats in various stages of construction at any one time. The present plant site can also accommodate up to 300,000 square feet of additional manufacturing space. The land and buildings are wholly owned by Fountain Powerboat Industries, Inc. and its subsidiary, Fountain Powerboats, Inc. For more information, visit www.fountainpowerboats.com.

Safe Harbor for Forward Looking Statements

This Annual Report contains forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements concerning our plans, strategies, economic performance and trends, projections of results of specific activities or investments, expectations or beliefs about future events or results, and other statements that are not descriptions of historical facts, and they may include words such as “expect,” “anticipate,” “plan,” “intend,” “believe,” “may,” “should,” “could” or “estimate,” or similar terms or the negative of these terms, or other statements concerning opinions or judgments of our management about future events. These statements involve certain risks and uncertainties that may cause actual results to differ materially from our historical results or expectations expressed or implied by the statements as of the date of this filing.

The potential risks and uncertainties include, but are not limited to: our inability to fully implement plans and strategies to restore the Company’s profitable operations and continue as a going concern or in the Plan that, as previously reported, we submitted to the American Stock Exchange to regain compliance with requirements for the continued listing of the Company’s common stock; delays and unexpected costs for beginning construction of Baja boats; higher than expected costs to build boats; defects in acquired assets; lower than expected future market demand for Baja and Fountain boats; the volatile and competitive nature of the industry; the level of market interest rates; changes in general economic conditions and in the marine industry; and changes in domestic and international market conditions, foreign exchange rates and pressures on lenders related to current and future problems in credit markets. Although we believe that the expectations reflected in the forward-looking statements in this report are reasonable, they represent our management’s judgments only as of the date they are made. Caution should be taken not to place undue reliance on the Company’s forward-looking statements because we cannot guarantee future results, events, levels of activity, performance or achievements. The Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this paragraph. Further information on the factors and risks that could affect our business, financial condition and results of operations are discussed in reports we file with the Securities and Exchange Commission which are available at (http://www.sec.gov).